                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   December 10, 2002


                                MERCK & CO., Inc.
      ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            1-3305                                   22-1109110
      ------------------------            -----------------------------------
      (Commission File Number)            (I.R.S. Employer Identification No.)

      One Merck Drive, PO Box 100, Whitehouse Station, NJ      08889-0100
      -------------------------------------------------------------------
      (Address of Principal Executive Offices)                 (Zip Code)

      Registrant's telephone number, including area code   (908)  423-1000
                                                           ---------------


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Item 7. Financial Statements and Exhibits

   (c)  Exhibits

   Exhibit 99(a)     Opening remarks given at the 2002 Annual     Filed with
                     Business Briefing, by Raymond V. Gilmartin,  this document
                     Chairman, President and Chief Executive
                     Officer of the Registrant

   Exhibit 99(b)     Closing Remarks given at the 2002 Anuual     Filed with
                     Business Briefing by Raymond V. Gilmartin,   this document
                     Chairman, President and Chief Executive
                     Officer of the Registrant

   Exhibit 99(c)     Press release issued December 10, 2002       Filed with
                     regarding business briefing to analysts      this document

Item 9.  Regulation FD Disclosure

Incorporated by reference are opening and closing Remarks given at the 2002 Annual Business Briefing by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant, attached as Exhibit 99(a) and Exhibit 99(b), respectively. Also incorporated by reference is a press release issued by the Registrant on December 10, 2002, attached as Exhibit 99(c), concerning the Registrant's business briefing to analysts. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERCK & CO., Inc.




Date:  December 10, 2002                 By: /s/ Debra A. Bollwage
                                             -----------------------------
                                             DEBRA A. BOLLWAGE
                                             Assistant Secretary


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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
 99(a)            Opening Remarks given at the 2002 Annual
                  Business Briefing, by Raymond V. Gilmartin,
                  Chairman, President and Chief Executive Officer
                  of the Registrant

 99(b)            Closing Remarks given at the 2002 Annual
                  Business Briefing, by Raymond V. Gilmartin,
                  Chairman, President and Chief Executive Officer of the Registrant

 99(c)            Press release issued December 10, 2002
                  regarding business briefing to analysts